UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 27, 2022

Evolve Transition Infrastructure LP
(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Post Oak Blvd, Suite 2400
Houston, TX	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 783-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	SNMP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Stonepeak Warrant Amendment
As previously disclosed, on August 2, 2019, Evolve Transition Infrastructure LP (“Evolve”) issued that certain Warrant Exercisable for Junior Securities to Stonepeak Catarina Holdings LLC (“Stonepeak”), which was amended by Amendment No. 1 to Warrant Exercisable for Junior Securities, dated February 24, 2021, Amendment No. 2 to Warrant Exercisable for Junior Securities, dated May 4, 2021, Amendment No. 3 to Warrant Exercisable for Junior Securities, dated August 2, 2021, Amendment No. 4 to Warrant Exercisable for Junior Securities, dated November 5, 2021, Amendment No. 5 to Warrant Exercisable for Junior Securities, dated November 9, 2021, Amendment No. 6 to Warrant Exercisable for Junior Securities, dated February 1, 2022, Amendment No. 7 to Warrant Exercisable for Junior Securities, dated May 2, 2022, and Amendment No. 8 to Warrant Exercisable for Junior Securities, dated August 1, 2022 (as amended, the “Warrant”). The Warrant may be exercised at any time and from time to time until the later of August 2, 2026 and the date 30 days after the date on which all of the Class C Preferred Units representing limited partner interests in Evolve (“Class C Preferred Units”) have been redeemed for a number of Junior Securities (as defined in the Warrant) equal to 10% of each applicable class of Junior Securities Deemed Outstanding (as defined in the Warrant) as of the exercise date.
As previously disclosed, on November 16, 2020, Evolve and Stonepeak entered into a letter agreement (the “Stonepeak Letter Agreement”), and in accordance with the Stonepeak Letter Agreement, on October 28, 2022, Evolve received written notice of Stonepeak’s election to receive distributions on the Class C Preferred Units for the quarter ended September 30, 2022 in common units representing limited partner interests in Evolve (“Common Units”). In accordance with the Stonepeak Letter Agreement, the aggregate distribution of 27,442,638 Common Units (the “Q322 Stonepeak Units”) is payable to Stonepeak following satisfaction of certain issuance conditions, including, among other things, the compliance by Evolve and Stonepeak with any applicable federal securities laws applicable to the issuance of the Q322 Stonepeak Units.
Stonepeak’s October 28, 2022 election and the pending issuance of the Q322 Stonepeak Units required Stonepeak to file a Transaction Statement on Schedule 13E-3 because the issuance of the Q322 Stonepeak Units could be deemed to constitute a step towards one or more transactions that may constitute a “Rule 13e-3 transaction” under the rules and regulations of the SEC pursuant to the Exchange Act. Stonepeak filed a Transaction Statement on Schedule 13E-3 on November 22, 2022 (the “Stonepeak 13E-3”). The filing of the Stonepeak 13E-3 delayed the ability of the board of directors (the “Board”) of Evolve Transition Infrastructure GP LLC, the sole general partner of Evolve (the “General Partner”) to make determinations with respect to the LTIP Increase (as defined below).
As previously disclosed, Evolve’s Long-Term Incentive Plan, effective March 6, 2015 (the “LTIP”), provides that upon the issuance of additional Common Units from time to time, the maximum number of Common Units that may be delivered or reserved for delivery with respect to the LTIP shall be automatically increased (such increase, the “LTIP Increase”) by a number of Common Units equal to the lesser of (i) fifteen percent (15%) of such additional Common Units, or (ii) such lesser number of Common Units as determined by the Board.
On December 27, 2022, the Board determined that the LTIP Increase with respect to the Q322 Stonepeak Units will be fifteen percent (15%), resulting in an additional 4,116,396 Common Units being reserved for delivery with respect to the LTIP.
On December 28, 2022, Evolve and Stonepeak entered into Amendment No. 9 to Warrant Exercisable for Junior Securities (“Stonepeak Warrant Amendment No. 9”) to exclude from the Warrant the 4,116,396 Common Units included in the LTIP Increase resulting from the issuance of the Q322 Stonepeak Units.
The foregoing description of Stonepeak Warrant Amendment No. 9 does not purport to be complete and is qualified in its entirety by the full text of Stonepeak Warrant Amendment No. 9, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On December 27, 2022, Evolve received notice (the “12.27.22 Notice”) from NYSE American LLC (“NYSE American”) that Evolve was not in compliance with the continued listing standards set forth in Section 1003(f)(v) of the NYSE American Company Guide (the “Company Guide”) because its Common Units have been selling for a substantial period of time at a low price per Common Unit, which NYSE American has determined to be a 30-trading-day average price of less than $0.20 per Common Unit. The 12.27.22 Notice has no immediate effect on the listing or trading of Evolve’s Common Units and the Common Units will continue to trade on the NYSE American under the symbol “SNMP” with the “.BC” designation to indicate the status of the Common Units as “below compliance.” The “.BC” designation was first added following Evolve’s receipt of notice (the “12.6.22 Notice”) from the NYSE American that Evolve was below compliance with certain of the NYSE American’s continued listing standards set forth in Sections 1003(a)(i) and 1003(a)(ii) of the Company Guide. The 12.6.22 Notice and the 12.27.22 Notice do not result in the immediate delisting of the Common Units from the NYSE American.
Pursuant to Section 1003(f)(v) of the Company Guide, the NYSE American staff determined that Evolve’s continued listing is predicated on it demonstrating sustained price improvement within a reasonable period of time or effecting a reverse split of the Common Units, which the NYSE American determined to be no later than June 27, 2023. Evolve intends to regain compliance with the NYSE American’s continued listing standards by undertaking a measure or measures that are in the best interests of Evolve and its Common Unitholders.
As required, Evolve has notified the NYSE American of its intent to cure the listing standard deficiency and restore its compliance with the NYSE American continued listing standards. Evolve intends to closely monitor the price of its Common Units and consider available options if the Common Units do not trade at a consistent level likely to result in Evolve regaining compliance by June 27, 2023. Receipt of the 12.27.22 Notice does not affect Evolve’s business, operations, financial or liquidity condition, or reporting requirements with the Securities and Exchange Commission.
Item 8.01 Other Events.
On December 30, 2022, Evolve issued a press release discussing receipt of the 12.27.22 Notice and related matters disclosed in Item 3.01 above. A copy of the press release is included herewith as Exhibit 99.1 and the information in the press release is incorporated by reference into this Item 8.01.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit
10.1	Amendment No. 9 to Warrant Exercisable for Junior Securities, effective December 28, 2022.
99.1	Press Release, dated December 30, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLVE TRANSITION INFRASTRUCTURE LP
	By:	Evolve Transition Infrastructure GP LLC, its general partner

Date: December 30, 2022	By:	/s/ Charles C. Ward
Charles C. Ward
Chief Financial Officer and Secretary